UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street,  Omaha, Nebraska

68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

4/30

Date of reporting period:   10/31/13

Item 1.  Reports to Stockholders.

   Chadwick & D’Amato Fund

Ticker Symbol: CDFFX

Semi-Annual Report

October 31, 2013

Investor Information: 1-877-610-1671

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Chadwick & D’Amato Fund.  Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

Dear Shareholder:

During the six-month period ending October 31, 2013 global economies continued to participate in the largest monetary experiment in history.  We would emphasize “experiment” as the United States has never conducted outright bond purchases in the past.  The Bank of Japan has followed a program of asset purchases over the past 20 years and their primary stock index remains 70% below its peak in the early 1990’s.  The headlines are now discussing the potential for more asset purchases within the Eurozone by the European Central Bank, and possibly the use of negative interest rates.

The message of global policymakers has been one of an improving economy.  The action of these same policymakers has been to provide monetary accommodation on a scale never before seen.  We believe their actions speak louder than their words and that the economy is much weaker than advertised.  We also believe this weakness cannot be remedied through monetary policy, as monetary policy does not create living wage jobs.

The Chadwick & D’Amato Fund (the “Fund”) returned +3.12% versus +3.35% for its benchmark the S&P Target Risk Moderate Index over the past six months.  Our focus has been biased towards principal preservation and as a result we experienced hedging losses throughout the year due to the rapid increase in domestic markets.  We do not feel the artificial nature of monetary policy will end well, and do not want our clients overexposed to some form of end-of-cycle dislocating global event.

Our goal in developing investment policy is to balance the risk/return relationship in a manner that maintains a client’s financial security and presents a high probability of improving financial security over the course of the peak-to-trough investment cycle.  There will be a trough, and like a hole in the ground, if you are not careful…, you will fall in when least expecting it.

There is a bias in human nature that focuses on the short-term.  This over-reliance on recent data creates news headlines and drives pricing momentum (think Tesla and the recent social media IPO’s).  History proves that this never lasts, but in the here-and-now there are plenty of investors willing to pay a 1,334 price-to-earnings multiple for Amazon.  This makes sense until we all have hindsight and look back at “those crazy people” who bought internet stocks in January 2000, or real estate in 2007, or __________ in 2013.  We remain confident in our ability to generate strong long-term returns.

The Chadwick & D’Amato Fund is unlike most mutual funds in that its shareholders consist solely of clients of Chadwick & D’Amato, LLC.  The Fund’s holdings are carefully allocated to represent a complete investment program based on market conditions and global economic environments.  The Fund was developed to create greater workflow efficiency, gain access to institutional share classes, reduce total expenses and better navigate through turbulent business cycles.

Historically, patient investors have achieved better results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program.  These are the hallmarks of the Chadwick & D’Amato investment philosophy.

We thank you for investing with us, welcome your questions and comments and look forward to serving your investment needs in the years ahead.

Sincerely,

Thomas M. Chadwick, CFP®

Anthony J. D’Amato, CFP®

Principal

Principal

3108-NLD-12/18/2013

Chadwick & D’Amato Fund

Portfolio Review (Unaudited)

The Fund’s performance figures for the periods ending October 31, 2013, compared to its benchmarks:

Total Returns as of October 31, 2013
	Six Months	Annualized Since Inception*
Chadwick & D’Amato Fund	3.12%	8.09%
The Global Dow S&P Target Risk Moderate Index	12.01% 3.35%	12.02% 8.40%

________________

 *Fund commenced operations on June 25, 2010.

The Global Dow is an equally weighted index which measures the stock performance of 150 of the world’s leading companies.  Investors cannot invest directly in an index or benchmark.

The S&P Target Risk Moderate Index is comprised of four multi-asset indices, each corresponding to a particular risk level.  The asset class mix is determined once per year through a process designed to reflect the overall opportunity of the markets represented, adjusted for specific risk levels.  Each index is fully investable, with varying levels of exposure to equities and fixed income through a family of ETFs.  Investors cannot invest directly in an index.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions.  The returns shown do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares.  For performance information current to the most recent month-end, please call 1-877-610-1671.

PORTFOLIO COMPOSITION**

Exchange Traded Funds	56.5%	Mutual Funds	7.7%
Debt Funds	25.3%	International Equity	7.7%
Large-Cap Growth Funds	24.3%	Short-Term Investments	35.8%
Specialty Funds	4.4%		100.0%
Small-Cap Growth Funds	2.5%

 **Based on Portfolio Market Value as of October 31, 2013

Chadwick & D'Amato Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
October 31, 2013
Shares			Value
	EXCHANGE TRADED FUNDS - 56.58%
	DEBT FUNDS - 25.34%
250,000	PIMCO Enhanced Short Maturity Exchange-Traded Fund		$ 25,380,000

	LARGE-CAP GROWTH FUNDS - 24.38%
74,000	ProShares UltraPro Dow 30		6,037,850
65,000	ProShares UltraPro QQQ *		7,027,120
68,000	ProShares UltraPro S&P 500		6,086,500
30,000	SPDR S&P 500 ETF Trust		5,271,900
			24,423,370
	SMALL-CAP GROWTH FUNDS - 2.47%
33,000	ProShares UltraPro Russell2000 *		2,476,980

	SPECIALTY FUNDS - 4.39%
32,000	ProShares Ultra Real Estate		2,365,760
47,000	SPDR Dow Jones International Real Estate ETF		2,028,050
			4,393,810

	TOTAL EXCHANGE TRADED FUNDS		56,674,160
	(Cost - $44,278,001)

	MUTUAL FUNDS - 7.70%
	INTERNATIONAL EQUITY - 7.70%
282,477	Tweedy Browne Global Value Fund		7,714,450
	TOTAL MUTUAL FUNDS
	(Cost - $7,000,000)

	SHORT-TERM INVESTMENTS - 35.88%
	MONEY MARKET FUND - 35.88%
35,943,618	Fidelity Institutional Money Market Funds -
	Money Market Portfolio, Class I, 0.10%**		35,943,618
	TOTAL SHORT-TERM INVESTMENTS
	(Cost - $35,943,618)

	TOTAL INVESTMENTS - 100.16%
	(Cost - $87,221,619) (a)		$ 100,332,228
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.16) %		(164,307)
	NET ASSETS - 100.0%		$ 100,167,921

* Non-income producing security.
** Money Market Fund; interest rate reflects seven-day effective yield on October 31, 2013.

(a) Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $87,221,619 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized Appreciation:	$ 13,117,892
		Unrealized Depreciation:	(7,283)
		Net Unrealized Appreciation:	$ 13,110,609

The accompanying notes are an integral part of these financial statements.

Chadwick & D'Amato Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
October 31, 2013

Assets:
Unaffiliated Investments in Securities at Value (identified cost $82,165,191)	$ 94,294,378
Affiliated Investments in Securities at Value (identified cost $5,056,428)	6,037,850
Total Investments in Securities at Value (identified cost $87,221,619)	100,332,228
Dividends and Interest Receivable	16,219
Prepaid Expenses and Other Assets	815
Total Assets	100,349,262

Liabilities:
Payable for Fund Shares Redeemed	21,100
Accrued Advisory Fees	84,837
Accrued Distribution Fees	25,545
Payable to Other Affiliates	27,987
Accrued Expenses and Other Liabilities	21,872
Total Liabilities	181,341

Net Assets (Unlimited shares of no par value interest authorized;
8,423,673 shares outstanding)	$100,167,921

Net Asset Value, Offering and Redemption Price Per Share
($100,167,921 / 8,423,673 shares of beneficial interest outstanding)	$ 11.89

Composition of Net Assets:
At October 31, 2013, Net Assets consisted of:
Paid-in-Capital	$ 84,589,310
Accumulated Net Investment Loss	(780,976)
Accumulated Net Realized Gain From Security Transactions	3,248,978
Net Unrealized Appreciation on Investments	13,110,609
Net Assets	$100,167,921

The accompanying notes are an integral part of these financial statements.

Chadwick & D'Amato Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended October 31, 2013

Investment Income:
Unaffiliated Dividend Income	$ 204,136
Affiliated Dividend Income	10,392
Interest Income	11,240
Total Investment Income	225,768

Expenses:
Advisory fees	500,695
Distribution fees	115,160
Administration fees	45,028
Fund accounting fees	23,615
Transfer agent fees	13,796
Audit fees	7,814
Professional Fees	9,075
Custody fees	3,546
Registration fees	6,050
Printing Fees	5,042
Legal fees	6,050
Insurance fees	2,521
Trustees fees	3,025
Miscellanoues expense	1,007
Total Expenses	742,424
Net Investment Loss	(516,656)

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Loss from Security Transactions (including affiliated loss of $215,866)	(2,398,159)
Net Change in Unrealized Appreciation (Depreciation) on Investments
(including affiliated appreciation of $375,557)	6,012,097
Net Realized and Unrealized Gain on Investments	3,613,938

Net Increase in Net Assets Resulting From Operations	$ 3,097,282

The accompanying notes are an integral part of these financial statements.

Chadwick & D'Amato Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months	Year
	ended	ended
	October 31, 2013	April 30, 2013
	(Unaudited)
Operations:
Net Investment Loss	$ (516,656)	$ (355,694)
Net Realized Gain (Loss) from Security Transactions	(2,398,159)	7,722,055
Distributions of Realized Gains from Underlying
Investment Companies	-	507,059
Net Change in Unrealized Appreciation (Depreciation) on Investments	6,012,097	(1,469,213)

Net Increase (Decrease) in Net Assets Resulting From Operations	3,097,282	6,404,207

Beneficial Interest Transactions:
Proceeds from Shares Issued	1,993,233	4,526,115
Cost of Shares Redeemed	(3,487,354)	(6,934,095)
Total Beneficial Interest Transactions	(1,494,121)	(2,407,980)

Increase in Net Assets	1,603,161	3,996,227

Net Assets:
Beginning of Period	98,564,760	94,568,533
End of Period (Includes accumulated net investment loss	$ 100,167,921	$ 98,564,760
of $(780,976) and $(264,320), respectively)

Share Activity:
Shares Sold	171,329	410,394
Shares Redeemed	(298,794)	(626,585)
Net decrease in shares of beneficial interest outstanding	(127,465)	(216,191)

The accompanying notes are an integral part of these financial statements.

Chadwick & D'Amato Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Six Months		Year	Year	Period
	Ended		Ended	Ended	Ended
	October 31, 2013		April 30, 2013	April 30, 2012	April 30, 2011*
	(Unaudited)

Net Asset Value, Beginning of Period	$ 11.53		$ 10.79	$ 12.60	$ 10.00

From Operations:
Net investment income (loss) (a)	(0.06)		(0.04)	(0.06)	0.06
Net gain (loss) from securities
(both realized and unrealized)	0.42		0.78	(1.13)	2.88
Total from operations	0.36		0.74	(1.19)	2.94

Distributions to shareholders from:
Net investment income	-		-	-	(0.11)
Net realized gains	-		-	(0.62)	(0.23)
Total distributions	-		-	(0.62)	(0.34)

Net Asset Value, End of Period	$ 11.89		$ 11.53	$ 10.79	$ 12.60

Total Return (b)	3.12%	(f)	6.86%	(9.09)%	29.56%	(f)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 100,168		$ 98,565	$ 94,569	$ 108,068
Ratio of expenses to average net assets (d)	1.48%	(c)	1.54%	1.49%	1.48%	(c)
Ratio of net investment income (loss)
to average net assets (d)(e)	(1.03)%	(c)	(0.37)%	(0.56)%	0.56%	(c)
Portfolio turnover rate	125%	(f)	188%	207%	85%	(f)

__________
*The Fund commenced operations on June 25, 2010.
(a) Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
(c) Annualized.
(d) Does not include expenses of investment companies in which the Fund invests.
(e) Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(f) Not annualized.

The accompanying notes are an integral part of these financial statements.

Chadwick & D’Amato Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

October 31, 2013

1.

ORGANIZATION

The Chadwick & D’Amato Fund (the “Fund”), is a series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005.  The Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a diversified, open-end management investment company.  The investment objective of the Fund is capital appreciation with a secondary objective of capital preservation. The Fund commenced operations on June 25, 2010.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation.  Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.  Short-term investments that mature in 60 days or less are valued at amortized cost, provided such valuations represent fair value.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process.  This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser.  The applicable investments are valued collectively via inputs from the fair value team.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be

Chadwick & D’Amato Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)  (Continued

October 31, 2013

appropriate under the circumstances).  If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”).  Underlying open-end funds are valued at their respective net asset values as reported by such investment companies.  The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share.  The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following table summarizes the inputs used as of October 31, 2013 for the Fund’s investments measured at fair value:

Chadwick & D’Amato Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)  (Continued

October 31, 2013

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$ 56,674,160	$ -	$ -	$ 56,674,160
Mutual Funds	7,714,450	-	-	7,714,450
Short-Term Investments	35,943,618	-	-	35,943,618
Total	$ 100,332,228	$ -	$ -	$ 100,332,228

         The Fund did not hold any Level 2 or 3 securities during the year.

            There were no transfers between Level 1 and Level 2 during the current period presented.  It is the Fund’s policy to record transfers into or out of Level 1 and Level 2 at the end of the reporting period.

           * Please refer to the Portfolio of Investments for Industry Classification.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.   Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax periods of 2011 or 2012, or expected to be taken in the Fund’s 2013 tax returns. The Fund identified its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – Distributions from net investment income and capital gains, if any, are declared and paid at least annually and are recorded on the ex-dividend date.  The character of income and gains to be distributed is determined in accordance with federal income tax regulations, which may differ from GAAP.  These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require classification.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.

ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

Chadwick & D’Amato, LLC serves as the Fund’s Investment Adviser (the “Adviser”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services.  A Trustee and

Chadwick & D’Amato Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)  (Continued

October 31, 2013

certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Advisory Fees - Pursuant to an Advisory Agreement between the Trust and the Adviser with respect to the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of the Fund.  For the six months ended October 31, 2013, the Adviser earned advisory fees of $500,695.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS. The Board of Trustees of the Trust has adopted, on behalf of the Fund, the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”), as amended, pursuant to Rule 12b-1 under the Investment Company Act of 1940, to pay for certain distribution activities and shareholder services. Under the Plan, the Fund may pay up to 0.25% per year of its average daily net assets for such distribution and shareholder service activities.  For the six months ended October 31, 2013, the Fund incurred distribution fees of $115,160.

Pursuant to a separate servicing agreement with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust.  Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”) – Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For the provision of these services, Gemcom receives customary fees from the Fund.

4.

INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than U.S. Government securities and short-term investments, for six months ended October 31, 2013 amounted to $76,073,221 and $87,619,192, respectively.

5.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following years were as follows:

	Fiscal Year Ended	Fiscal Year Ended
	April 30, 2013	April 30, 2012
Ordinary Income	$ -	$ 5,186,701
Long-Term Capital Gain	-	113,691
	$ -	$ 5,300,392

As of April 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed		Capital	Unrealized	Total
Ordinary	Long-Term	Late Year	Loss Carry	Appreciation/	Accumulated
Income	Gains	Losses	Forwards	(Depreciation)	Earnings/(Deficits)
$ -	$ 5,647,137	$ (264,320)	$ -	$ 7,098,512	$ 12,481,329

Chadwick & D’Amato Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)  (Continued

October 31, 2013

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such late year losses of $264,320.

Permanent book and tax differences, primarily attributable to the reclass of net operating losses, and partnership adjustments, resulted in reclassification for the period ended April 30, 2013 as follows: a decrease in paid in capital of $360,766; a decrease in accumulated net investment loss of $341,188; and an increase in accumulated net realized gain from security transactions of $19,578.

6.

INVESTMENTS IN AFFILIATED COMPANIES

An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities.   Companies which are affiliates of the Fund at October 31, 2013 are noted in the Fund’s Portfolio of Investments.   Transactions during the year with companies which are affiliates are as follows:

CUSIP	Description	Value - Beginning of Year	Purchases	Sales Proceeds	Dividends Credited to Income	Value -End of Year
464289875	iShares S&P Moderate
	Allocation Fund	$ 14,953,500	$ -	$ (14,489,908)	$ -	$ -
74347X823	ProShares UltraPro
	Dow30	5,198,700	-	-	10,392	6,037,850
	TOTAL	$ 20,152,200	$ -	$ (14,489,908)	$ 10,392	$ 6,037,850

7.

UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund currently invests a portion of its assets in Fidelity Institutional Money Market Funds- Money Market Portfolio (the “Fidelity Money Market Fund”) and PIMCO Enhanced Short Maturity Exchange-Traded Fund (the “PIMCO Fund”).  The Fund may redeem its investment from the Fidelity Money Market Fund and the PIMCO Fund at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so.  The performance of the Fund may be directly affected by the performance of the Fidelity Money Market Fund and PIMCO Fund.  The financial statements of the Fidelity Money Market Fund and PIMCO Fund, including the portfolio of investments, can be found at www.fidelity.com, www.pimco.com or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements.  As of October 31, 2013, the percentage of the Fund’s net assets invested in the Fidelity Money Market Fund and PIMCO Fund was 35.9% and 25.3%, respectively.

8.

NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities.  In January 2013, the FASB issued ASU No. 2013-01 which gives additional clarification to ASU 2011-11.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact this amendment may have on the Fund’s financial statements.

9.

PROXY VOTING

At a Special Meeting of Shareholders of the Trust, held at the offices of GFS, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on Tuesday, September 10, 2013, Trust shareholders of record as of the close of business on July 22, 2013 voted to approve the following proposal:

Chadwick & D’Amato Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)  (Continued

October 31, 2013

Proposal 1: To elect Mark H. Taylor, John V. Palancia, Andrew Rogers, Mark D. Gersten, and Mark Garbin to the Board of Trustees of the Trust.

                Shares Voted

            Shares Voted Against

                   In Favor

               or Abstentions

Mark Garbin

  609,702,446

       7,380,704

Mark D. Gersten

  609,750,246

       7,332,904

John V. Palancia

  609,370,118

       7,713,033

Andrew Rogers

  609,691,730

       7,391,421

Mark H. Taylor

  608,885,975

       8,197,175

Effective September 24, 2013, Michael Miola resigned from the Board of Trustees.

10.

SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Chadwick & D’Amato Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

October 31, 2013

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and/or service (12b-1 fees) fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (5/1/13)	Ending Account Value (10/31/13)	Expenses Paid During the Period* (5/1/13 to 10/31/13)
Actual	$1,000.00	$1,031.20	$ 7.58
Hypothetical (5% return before expenses)	$1,000.00	$1,017.74	$ 7.53

* Expenses Paid During Period are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio of 1.48% multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

Chadwick & D’Amato Fund (Adviser – Chadwick & D’Amato, LLC.)*

In connection with the regular meeting held on May 21 and 22, 2013, the Board of Trustees (the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Chadwick & D’Amato, LLC (“Chadwick”) and the Trust, with respect to the Chadwick & D’Amato Fund (the “Fund”).  In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

Counsel assisted the Trustees throughout the Advisory Agreement review process.  The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that Chadwick has provided investment management and financial planning services to a limited group of individuals, businesses and municipalities for nearly 13 years, and has approximately $140 million in assets under management, the majority of which is managed through the mutual fund.  In reviewing the information regarding the two principals, the Trustees found they have a good background and experience to personally service the financial needs of their clients, much akin to a boutique shop, to ensure each client receives top quality service tailored to their individual needs.  The Trustees were impressed by the principals’ dedication and personal approach.  They considered that Chadwick conducts research and analyzes the data it collects on macroeconomic factors and examines business cycles with the goal of providing long term capital appreciation while also examining how best to mitigate risk by diversifying the Fund’s portfolio into other asset classes in order to protect capital in declining markets.  The Trustees viewed as a positive factor that during the past year Chadwick retained the services of an outside compliance consultant to assist in keeping them up to date on changes within the regulatory environment.  With respect to compliance, they noted Chadwick reviews trades for compliance to the investment guidelines and the prospectus, and noted no material compliance or litigation issues during the past year.  The Trustees concluded that, in keeping its clients to a select few, Chadwick devotes personal attention to its clients and the Fund. The Trustees were pleased that Chadwick retained the services of an outside compliance consultant, and are satisfied that it will continue to provide a level of quality service to the Fund to the benefit of the shareholders.

Performance.  The Trustees reviewed the Fund’s performance noting its positive returns over the last one year, 5.15%, and since inception, 8.39%, but considered that in spite of its positive performance the Fund had underperformed its peer group and Morningstar Moderate Allocation category averages.  They considered that a representative of Chadwick had indicated that Chadwick’s primary concern is protecting against downside risk as opposed to catching all cyclical upside gain.  They further considered that because Chadwick manages its client’s entire investment accounts, a portion of which is invested in the Fund, protection of capital is a reasonable goal and is in line with the objective of the Fund.  The Trustees concluded that, given the relatively short time period since inception, June 25, 2010, and given Chadwick’s unique relationship with the Fund’s shareholders and commitment to downside protection, the performance was reasonable.

Fees and Expenses.  The Trustees noted the advisory fee charged to the Fund is 1.0%, which is higher than the average advisory fee charged by peer group funds, 0.66%, and also the highest within the peer group which range from a high of 0.78% to a low of 0.50%. The advisory fee is also more than double the Morningstar Category average of 0.47% but within the Morningstar High/Low range of 1.95%-0.00%.  They considered that each of the Fund’s investors is a client of Chadwick, and as such, investors receive additional services in connection with their relationship with the Fund and adviser, which may necessitate a premium.  Additionally, they considered that the fee charged is less than that charged by Chadwick to its other clients, 2.0%, when participating in its wrap program.  The Trustees agreed that Chadwick is a good steward of client money, noting it had recently suggested a decrease in the Fund’s 12b-1 fee.  After discussion, the Trustees concluded the advisory fee was reasonable.

Economies of Scale.  The Trustees noted the absence of breakpoints at this time, but considered, given the size of the Fund and Chadwick’s targeted audience and asset levels of the Fund, the absence of breakpoints was not a concern at this time.  They further noted that a representative of Chadwick had agreed to discuss breakpoints when the Fund’s assets reach $200 million.  They concluded to monitor the Fund asset levels and discuss breakpoints in the future as economies are realized.

Profitability.  The Trustees reviewed the profitability analysis provided by Chadwick.  They noted Chadwick uses all of the revenue from the advisory fee to operate and pay salaries.  They again considered the unique relationship between Chadwick and the Fund’s investors noting the additional benefits shareholders receive from Chadwick.  The Trustees concluded the level of profitability was not unreasonable.

Conclusion.  Having requested and received such information from Chadwick as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the advisory fee structure is reasonable and that renewal of the Advisory Agreement is in the best interests the shareholders of the Chadwick & D’Amato Fund.

*Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust doesn’t jointly market.

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-877-610-1671 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-877-610-1671.

Investment Adviser

Chadwick & D’Amato, LLC

224 Main Street

New London, NH 03257

Administrator

Gemini Fund Services, LLC

80 Arkay Drive

Hauppauge, NY 11788

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

 (a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

1/9/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

1/9/14

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

1/9/14